Exhibit 99.1

Summit Financial Group Announces Record Q2 2004 Earnings; Diluted EPS Increases 31.6% to $0.75

    MOOREFIELD, W.Va.--(BUSINESS WIRE)--July 21, 2004--SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF) today reported second quarter 2004 net income of $2.7 million, or $0.75 per diluted share, up 31.6 percent on an earnings per share basis from the $2.0 million, or $0.57 per diluted share, reported in the second quarter of 2003. These record quarterly earnings reflect strong loan growth and fee income from mortgage banking. Net income for the second quarter of 2004 generated an annualized return on average shareholders' equity (ROE) of 17.96 percent and an annualized return on average assets (ROA) of
1.29 percent compared with second quarter 2003 ratios of 14.62 percent and 1.12 percent, respectively.
    For the first six months of 2004, the Company reported net income of $5.1 million, or $1.44 per diluted share, up 30.9 percent on an earnings per share basis from $3.9 million, or $1.10 per diluted share, reported in the prior-year period. Net income for the first six months of 2004 generated an ROE of 17.31 percent and an ROA of 1.26 percent compared with 14.42 percent and 1.11 percent, respectively, for the prior-year period.
    H. Charles Maddy III, President and Chief Executive Officer commented, "We are pleased to report record quarterly earnings, driven by a combination of strong balance sheet and fee income growth and excellent asset quality. Our strategies to expand into high growth or under-served markets, and to diversify our revenue stream, are serving us well. Loan and deposit growth are both strong as customers in our new and existing markets continue to respond favorably to the customized banking solutions and expanded product lines offered by our three community banks."
    "This quarter, we announced the planned merger of our Charleston, WV-based Capital State Bank, Inc. into Summit Community Bank. This consolidation will accelerate improvements in balance sheet fundamentals of the Company and enhance shareholder value over time. We expect to complete this merger by year end; at that time, Summit Community will have a total of eight offices in West Virginia."
    Revenue for the second quarter of 2004, consisting of net interest income plus non-interest income, was $14.2 million, an increase of
119.0 percent over the prior-period quarter. Net interest income increased 19.2 percent to $6.8 million, reflecting 16.0 percent growth in average earning assets in combination with a ten basis point increase in the net interest margin to 3.64 percent. Mr. Maddy noted the Company's success at managing its net interest margin across a variety of interest rate environments.
    Non-interest income for the second quarter of 2004 was $7.4 million compared to $0.8 million for the prior-year period. The $6.6 million quarter-over-quarter increase resulted primarily from revenue derived from the Company's new mortgage banking unit, Summit Financial, LLC, which commenced operations during the third quarter of 2003 and originates primarily debt consolidation second mortgage loans to borrowers nationwide. Excluding this business, non-interest income increased 33.4 percent, reflecting strong growth in service fees and other income.
    Mr. Maddy commented, "We are extremely pleased with the performance of this new venture. This is a high-volume, lower-margin business, which represents a significant opportunity for our shareholders." Net of expenses associated with this business, Summit Financial, LLC contributed $0.5 million to consolidated net income for the second quarter of 2004 compared with $0.2 million in the first quarter of this year. The Company originated $74.3 million in loans during the second quarter, and sold $68.0 million. This compares with $44.9 million originated in the first quarter, and sales of $41.4 million.
    Non-interest expense for the second quarter of 2004 was $10.2 million, a $6.8 million or 195.7 percent increase over the $3.4 million reported for the prior-year period. Excluding expenses associated with Summit Financial, LLC, non-interest expense was $4.2 million, a 22.6 percent increase above the 2003 second quarter. Mortgage operations significantly affected the efficiency ratio, which increased to 69.61 percent from 50.84 percent. Excluding the impact of mortgage banking, Summit's efficiency ratio was 53.61 percent compared with last year's efficiency ratio of 50.96 percent.
    Mr. Maddy commented that the Company continues to maintain its hallmark excellent asset quality. Nonperforming assets were 0.29 percent of period-end assets at June 30, 2004 compared with 0.29 percent for the linked quarter and 0.28 percent twelve months ago. Annualized net charge-offs were 0.00 percent of average loans in second quarter of 2004, down from 0.15 percent for the first quarter of 2004 and 0.06 percent for the second quarter of 2003. At period-end, loan loss reserves were 0.88 percent of loans.
    Assets at June 30, 2004 were $849.6 million, an increase of 18.6 percent over the last twelve months. The increase was driven by loan growth of $109.9 million, up 24.1 percent from last year's second quarter, to $564.8 million; the increase was derived primarily from commercial real estate loans, up 34.1 percent, and residential mortgage loans, up 22.2 percent. Loan growth was funded primarily by deposit growth of $63.3 million or 13.4 percent, to $536.6 million, as well as a $47.1 million increase in short-term borrowings, to $71.4 million.

    About the Company

    Summit Financial Group, Inc., a financial holding company with total assets of $850 million, operates twelve banking locations through its three wholly-owned community banks: Summit Community Bank, headquartered in Moorefield, West Virginia; Capital State Bank, Inc., headquartered in Charleston, West Virginia; and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Financial, LLC, a residential mortgage loan originator located in Herndon, Virginia.

    Forward-Looking Statements

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Quarterly Performance Summary -- Q2 2004 vs Q2 2003

                                      For the Quarter Ended
                                   --------------------------
 Dollars in thousands, except per                             Percent
  share amounts                        6/30/2004   6/30/2003   Change
----------------------------------------------------------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees               $8,744      $7,697     13.6%
      Securities                           2,316       2,426     -4.5%
      Other                                   32          46    -30.4%
                                   --------------------------
        Total interest income             11,092      10,169      9.1%
                                   --------------------------
   Interest expense
      Deposits                             2,390       2,516     -5.0%
      Borrowings                           1,904       1,952     -2.5%
                                   --------------------------
        Total interest expense             4,294       4,468     -3.9%
                                   --------------------------
   Net interest income                     6,798       5,701     19.2%
   Provision for loan losses                 233         233      0.0%
                                   --------------------------
   Net interest income after
    provision
       for loan losses                     6,565       5,468     20.1%
                                   --------------------------
   Noninterest income
      Service fee income                     562         388     44.8%
      Mortgage origination revenue         6,614         184   3494.6%
      Securities gains (losses)               17          66    -74.2%
      Other income                           239         159     50.3%
                                   --------------------------
      Total noninterest income             7,432         797    832.5%
                                   --------------------------
   Noninterest expense
     Salaries and employee benefits        4,740       1,880    152.1%
     Net occupancy expense                   386         210     83.8%
     Equipment expense                       441         311     41.8%
     Postage expense                       1,435          49   2828.6%
     Advertising                           1,304          63   1969.8%
     Other expenses                        1,862         926    101.1%
                                   --------------------------
      Total noninterest expense           10,168       3,439    195.7%
                                   --------------------------
   Income before income taxes              3,829       2,826     35.5%
   Income taxes                            1,155         818     41.2%
                                   --------------------------
              Net income                  $2,674      $2,008     33.2%
                                   ==========================

 Per Share Data
   Basic earnings                          $0.76       $0.57     33.3%
   Diluted earnings                        $0.75       $0.57     31.6%
   Average shares outstanding
      Basic                            3,510,784   3,504,358      0.2%
      Diluted                          3,563,410   3,534,643      0.8%

 Performance Ratios
   Return on average equity                17.96%      14.62%    22.8%
   Return on average assets                 1.29%       1.12%    15.2%
   Net yield on earning assets -
    taxable equivalent                      3.64%       3.54%     2.8%
   Efficiency ratio consolidated(A)        69.61%      50.84%    36.9%
   Efficiency ratio excluding
    mortgage banking (A)                   53.61%      50.96%     5.6%

 NOTE: (A) - Computed on a tax equivalent basis excluding
             nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Six Month Performance Summary -- 2004 vs. 2003

                                    For the Six Months Ended
                                  ----------------------------
 Dollars in thousands, except per                              Percent
  share amounts                         6/30/2004   6/30/2003   Change
----------------------------------------------------------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees               $17,058     $15,193    12.3%
      Securities                            4,842       5,016    -3.5%
      Other                                    64          91   -29.7%
                                  ----------------------------
        Total interest income              21,964      20,300     8.2%
                                  ----------------------------
   Interest expense
      Deposits                              4,804       5,142    -6.6%
      Borrowings                            3,761       3,789    -0.7%
                                  ----------------------------
       Total interest expense               8,565       8,931    -4.1%
                                  ----------------------------
   Net interest income                     13,399      11,369    17.9%
   Provision for loan losses                  465         450     3.3%
                                  ----------------------------
   Net interest income after
    provision
       for loan losses                     12,934      10,919    18.5%
                                  ----------------------------
   Noninterest income
      Service fee income                    1,072         728    47.3%
      Mortgage origination revenue         10,933         323  3284.8%
      Securities gains (losses)                37         106   -65.1%
      Other income                            332         213    55.9%
                                  ----------------------------
      Total noninterest income             12,374       1,370   803.2%
                                  ----------------------------
   Noninterest expense
     Salaries and employee
      benefits                              8,426       3,799   121.8%
     Net occupancy expense                    690         405    70.4%
     Equipment expense                        870         611    42.4%
     Postage expense                        2,788         101  2660.4%
     Advertising                            2,265         112  1922.3%
     Other expenses                         2,968       1,752    69.4%
                                  ----------------------------
     Total noninterest expense             18,007       6,780   165.6%
                                  ----------------------------
   Income before income taxes               7,301       5,509    32.5%
   Income taxes                             2,176       1,637    32.9%
                                  ----------------------------
             Net income                    $5,125      $3,872    32.4%
                                  ============================

 Per Share Data
   Basic earnings                           $1.46       $1.11    31.5%
   Diluted earnings                         $1.44       $1.10    30.9%
   Average shares outstanding
      Basic                             3,510,423   3,504,145     0.2%
      Diluted                           3,551,566   3,530,236     0.6%

 Performance Ratios
   Return on average equity                 17.31%      14.42%   20.0%
   Return on average assets                  1.26%       1.11%   13.5%
   Net yield on earning assets -
    taxable equivalent                       3.66%       3.60%    1.7%
   Efficiency ratio consolidated(A)         67.92%      50.83%   33.6%
   Efficiency ratio excluding
    mortgage banking (A)                    52.07%      50.80%    2.5%

NOTE: (A) - Computed on a tax equivalent basis excluding
            nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Five Quarter Performance Summary

                                 For the Quarter Ended
                  ----------------------------------------------------
 Dollars in
  thousands,
  except per share
  amounts            6/30/04   3/31/04   12/31/03   9/30/03   6/30/03
----------------------------------------------------------------------

 Condensed
  Statements of
  Income
  Interest income
     Loans,
      including fees  $8,744    $8,314     $8,096    $7,877    $7,697
     Securities        2,316     2,527      2,501     2,375     2,426
     Other                32        32         37        42        46
                  ----------------------------------------------------
  Total interest
       income         11,092    10,873     10,634    10,294    10,169
                  ----------------------------------------------------
  Interest expense
     Deposits          2,390     2,414      2,390     2,467     2,516
     Borrowings        1,904     1,857      1,862     1,885     1,952
                  ----------------------------------------------------
  Total interest
       expense         4,294     4,271      4,252     4,352     4,468
                  ----------------------------------------------------
  Net interest
   income              6,798     6,602      6,382     5,942     5,701
  Provision for
   loan losses           233       233        232       232       233
                  ----------------------------------------------------
  Net interest
   income after
   provision for
   loan losses         6,565     6,369      6,150     5,710     5,468
                  ----------------------------------------------------
  Noninterest income
     Service fee
      income             562       509        455       403       388
     Mortgage
      origination
      revenue          6,614     4,319      2,604       211       184
     Securities
      gains (losses)      17        20        105         -        66
     Other income        239        94        480       196       159
                  ----------------------------------------------------
 Total noninterest
       income          7,432     4,942      3,644       810       797
                  ----------------------------------------------------
  Noninterest expense
    Salaries and
     employee
     benefits          4,740     3,686      3,064     2,142     1,880
    Net occupancy
     expense             386       304        240       223       210
    Equipment
     expense             441       429        383       326       311
    Postage
     expense           1,435     1,353        781       103        49
    Advertising        1,304       962        571        89        63
    Other expenses     1,862     1,105      1,268       914       926
                  ----------------------------------------------------
 Total noninterest
      expense         10,168     7,839      6,307     3,797     3,439
                  ----------------------------------------------------
  Income before
   income taxes        3,829     3,472      3,487     2,723     2,826
  Income taxes         1,155     1,021        994       880       818
                  ----------------------------------------------------
     Net income       $2,674    $2,451     $2,493    $1,843    $2,008
                  ====================================================

 Per Share Data
  Basic earnings       $0.76     $0.70      $0.71     $0.53     $0.57
  Diluted earnings     $0.75     $0.69      $0.70     $0.52     $0.57
  Average shares
   outstanding
     Basic         3,510,784 3,510,063  3,506,874 3,504,820 3,504,358
     Diluted       3,563,410 3,553,392  3,541,296 3,554,700 3,534,643

 Performance Ratios
  Return on
   average equity      17.96%    16.77%     17.66%    13.36%    14.62%
  Return on
   average assets       1.29%     1.23%      1.30%     1.02%     1.12%
  Net yield on
   earning assets
   - taxable
   equivalent           3.64%     3.67%      3.69%     3.62%     3.54%
  Efficiency ratio
   consolidated (A)    69.61%    65.84%     61.85%    53.50%    50.84%
  Efficiency ratio
   excluding mortgage
   banking (A)         53.61%    50.45%     49.23%    50.31%    50.96%

NOTE: (A) - Computed on a tax equivalent basis excluding
            nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Segment Information
For the Quarter Ended June 30, 2004

                                           Parent
 Dollars in thousands  Community  Mortgage  and
                       Banking    Banking  Other   Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $10,941     $301      $3       $(153) $11,092
   Interest expense       4,185      153     109        (153)   4,294
                      ------------------------------------------------
   Net interest income    6,756      148    (106)          -    6,798
   Provision for loan
    losses                  233        -       -           -      233
                      ------------------------------------------------
   Net interest income
    after provision
       for loan losses    6,523      148    (106)          -    6,565
                      ------------------------------------------------
   Noninterest income       743    6,614     995        (920)   7,432
   Noninterest expense    3,824    5,953   1,311        (920)  10,168
                      ------------------------------------------------
   Income before
    income taxes          3,442      809    (422)          -    3,829
   Income taxes           1,050      277    (172)          -    1,155
                      ------------------------------------------------
   Net income            $2,392     $532   $(250)         $-   $2,674
                      ================================================

 Average assets        $804,831  $16,512 $73,221    $(63,837)$830,727
                      ================================================

SUMMIT FINANCIAL GROUP, INC.(OTCBB:  SMMF)
Segment Information
For the Quarter Ended June 30, 2003

                                            Parent
 Dollars in           Community   Mortgage   and
  thousands           Banking     Banking   Other  Eliminations  Total
----------------------------------------------------------------------

 Condensed
  Statements of
  Income
  Interest income       $10,170       $-      $2         $(3) $10,169
  Interest expense        4,418        -      53          (3)   4,468
                    --------------------------------------------------
  Net interest
   income                 5,752        -     (51)          -    5,701
  Provision for loan
   losses                   233        -       -           -      233
                    --------------------------------------------------
  Net interest
   income after
   provision
      for loan
       losses             5,519        -     (51)          -    5,468
                    --------------------------------------------------
  Noninterest income        613      184     818        (818)     797
  Noninterest
   expense                3,252       85     920        (818)   3,439
                    --------------------------------------------------
  Income before
   income taxes           2,880       99    (153)          -    2,826
  Income taxes              849       34     (65)          -      818
                    --------------------------------------------------
  Net income             $2,031      $65    $(88)         $-   $2,008
                    ==================================================

 Average assets        $706,915   $3,672 $59,046    $(55,429)$714,204
                    ==================================================


SUMMIT FINANCIAL GROUP, INC. (OTCBB:  SMMF)
Segment Information
For the Six Months Ended June 30, 2004

                                           Parent
 Dollars in thousands  Community  Mortgage  and
                       Banking    Banking  Other   Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $21,696     $508      $6       $(246) $21,964
   Interest expense       8,355      242     214        (246)   8,565
                      ------------------------------------------------
   Net interest income   13,341      266    (208)          -   13,399
   Provision for loan
    losses                  465        -       -           -      465
                      ------------------------------------------------
   Net interest income
    after provision
       for loan losses   12,876      266    (208)          -   12,934
                      ------------------------------------------------
   Noninterest income     1,366   10,932   1,885      (1,809)  12,374
   Noninterest expense    7,418   10,015   2,383      (1,809)  18,007
                      ------------------------------------------------
   Income before
    income taxes          6,824    1,183    (706)          -    7,301
   Income taxes           2,049      407    (280)          -    2,176
                      ------------------------------------------------
   Net income            $4,775     $776   $(426)         $-   $5,125
                      ================================================

 Average assets        $792,605  $12,946 $71,112    $(62,591)$814,072
                      ================================================


SUMMIT FINANCIAL GROUP, INC.(OTCBB:  SMMF)
Segment Information
For the Six Months Ended June 30, 2003

                                            Parent
 Dollars in thousands  Community  Mortgage   and
                       Banking    Banking   Other  Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $20,304       $-      $4         $(8) $20,300
   Interest expense       8,833        -     106          (8)   8,931
                      ------------------------------------------------
   Net interest income   11,471        -    (102)          -   11,369
   Provision for loan
    losses                  450        -       -           -      450
                      ------------------------------------------------
   Net interest income
    after provision
       for loan losses   11,021        -    (102)          -   10,919
                      ------------------------------------------------
   Noninterest income     1,067      323   1,600      (1,620)   1,370
   Noninterest expense    6,420      168   1,812      (1,620)   6,780
                      ------------------------------------------------
   Income before
    income taxes          5,668      155    (314)          -    5,509
   Income taxes           1,702       53    (118)          -    1,637
                      ------------------------------------------------
   Net income            $3,966     $102   $(196)         $-   $3,872
                      ================================================

 Average assets        $693,888   $3,030 $57,691    $(54,416)$700,193
                      ================================================


SUMMIT FINANCIAL GROUP, INC.(OTCBB:  SMMF)
Selected Balance Sheet Data


                     For the Quarter
                           Ended
                   ---------------------------------------------------
 Dollars in
  thousands, except
  per share amounts 6/30/04   3/31/04   12/31/03   9/30/03    6/30/03
----------------------------------------------------------------------

   Assets           $849,555  $809,216   $791,465  $740,645  $716,274
   Securities        213,644   215,732    235,409   223,607   217,538
   Loans held for
    sale, net         15,607     9,596      6,353       709     5,573
   Loans, net        559,869   532,855    498,340   473,779   450,669
   Intangible
    assets             3,574     3,612      3,050     3,088     3,126
   Deposits          536,589   530,372    511,801   474,955   473,255
   Short-term
    borrowings        71,350    42,547     49,714    41,049    24,220
   Long-term
    borrowings and
    subordinated
    debentures       176,248   169,608    168,255   165,526   159,369
   Shareholders'
    equity            58,975    60,674     57,188    55,502    55,873

  Book value per
   share              $16.80    $17.28     $16.30    $15.84    $15.94


SUMMIT FINANCIAL GROUP INC.
 (OTCBB:  SMMF)
Loan Composition

Dollars in thousands      6/30/04  3/31/04 12/31/03  9/30/03  6/30/03
----------------------------------------------------------------------

Commercial                $49,294  $47,178  $46,860  $43,887  $44,995
Commercial real estate    250,562  235,565  209,391  201,011  186,864
Residential construction    2,665    2,698    2,369    4,042    4,137
Residential mortgage      212,371  203,225  196,135  183,142  173,782
Consumer                   41,787   41,060   41,112   40,846   39,970
Other                       9,316    8,968    8,223    6,331    6,101
                         ---------------------------------------------
      Total loans         565,995  538,694  504,090  479,259  455,849
Less unearned fees and
 interest                   1,173    1,118    1,069      996      882
                         ---------------------------------------------
   Total loans net of
    unearned fees and
    interest              564,822  537,576  503,021  478,263  454,967
Less allowance for loan
 losses                     4,953    4,721    4,681    4,484    4,298
                         ---------------------------------------------
       Loans, net        $559,869 $532,855 $498,340 $473,779 $450,669
                         =============================================



SUMMIT FINANCIAL GROUP INC. (OTCBB:  SMMF)
Mortgage Banking Segment Loan Activity

                                   For the Quarter Ended
                   ---------------------------------------------------
Dollars in
 thousands           6/30/04   3/31/04   12/31/03   9/30/03   6/30/03
----------------------------------------------------------------------

Loans originated
            Amount   $74,333   $44,935    $32,413   $11,655   $11,004
            Number     1,461       931        724        88        77

Loans sold
            Amount   $68,013   $41,376    $26,261   $16,928    $8,421
            Number     1,364       861        603       112        67


SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Asset Quality Information

                                       For the Quarter Ended
                           -------------------------------------------
 Dollars in thousands        6/30/04 3/31/04 12/31/03 9/30/03 6/30/03
----------------------------------------------------------------------

  Net loan charge-off's           $1    $192      $37     $46     $63
  Net loan charge-off's to
   average loans(annualized)    0.00%   0.15%    0.03%   0.04%   0.06%
  Allowance for loan losses   $4,953  $4,721   $4,681  $4,484  $4,298
  Allowance for loan losses
   as a percentage
   of period end loans          0.88%   0.88%    0.93%   0.94%   0.94%
  Nonperforming assets:
     Nonperforming loans      $1,577  $1,448   $1,356    $604  $1,056
     Foreclosed properties       475     475      480     560     546
     Nonaccrual securities       384     389      396     399     405
                           -------------------------------------------
            Total             $2,436  $2,312   $2,232  $1,563  $2,007
                           ===========================================
  Nonperforming loans to
   period end loans
   and other real estate        0.36%   0.36%    0.36%   0.24%   0.35%
                           ===========================================
  Nonperforming assets to
   period end assets            0.29%   0.29%    0.28%   0.21%   0.28%
                           ===========================================


SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Average Balance Sheet, Interest Earnings &
 Expenses and Average Rates Q2 2004 vs Q2 2003



                              Q2 2004                  Q2 2003
                     ------------------------ ------------------------
Dollars in         Average   Earnings/ Yield/ Average Earnings/ Yield/
thousands          Balances   Expense  Rate   Balances Expense  Rate
--------------------------------------------- ------------------------

ASSETS
Interest earning assets
  Loans, net of
  unearned  interest
    Taxable          $556,669   $8,635  6.20% $443,990   $7,618  6.86%
    Tax-exempt          8,774      166  7.57%    5,742      118  8.22%
  Securities
    Taxable           166,018    1,763  4.25%  178,158    1,944  4.36%
    Tax-exempt         48,620      826  6.80%   41,306      719  6.96%
   Interest bearing
    deposits other
    banks
        and Federal
         funds sold     3,410       32  3.99%    6,133       46  3.00%
                     --------- -------- ----- --------- -------- -----
Total interest
 earning assets       783,491   11,422  5.83%  675,329   10,445  6.19%

Noninterest earning
 assets
  Cash & due from
   banks               14,083                    8,999
  Premises &
   equipment           20,087                   12,406
  Other assets         17,912                   21,703
  Allowance for loan
   losses              (4,846)                  (4,233)
                     ---------                ---------
    Total assets     $830,727                 $714,204
                     =========                =========

 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
   demand deposits   $119,845     $278  0.93%  $96,319     $198  0.82%
  Savings deposits     48,726       55  0.45%   46,828       72  0.62%
  Time deposits       310,195    2,057  2.65%  281,224    2,246  3.19%
  Short-term
   borrowings          62,383      203  1.30%   26,619       93  1.40%
  Long-term
   borrowings and
   subordinated
   debentures         171,205    1,701  3.97%  158,098    1,859  4.70%
                     --------- -------- ----- --------- -------- -----
                      712,354    4,294  2.41%  609,088    4,468  2.93%
Noninterest bearing
 liabilities
  Demand deposits      53,719                   44,941
  Other liabilities     5,116                    5,249
                     ---------                ---------
    Total liabilities 771,189                  659,278

Shareholders' equity   59,538                   54,926
                     ---------                ---------
  Total liabilities
   and shareholders'
    equity           $830,727                 $714,204
                     =========                =========

NET INTEREST EARNINGS           $7,128                   $5,977
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.64%                    3.54%
                                        =====                    =====


SUMMIT FINANCIAL GROUP, INC. (OTCBB: SMMF)
Average Balance Sheet, Interest Earnings &
 Expenses and Average Rates YTD 2004 vs YTD 2003



                           For the Six Months Ended June 30,
                 -----------------------------------------------------
                         2004                     2003
                 ---------------------------- ------------------------
Dollars in        Average   Earnings/ Yield/  Average Earnings/ Yield/
 thousands        Balances  Expense   Rate    Balances  Expense  Rate
--------------------------------------------- ------------------------

ASSETS
Interest earning
 assets
  Loans, net of
   unearned interest
    Taxable          $539,338  $16,852  6.25% $433,533  $15,030  6.93%
    Tax-exempt          8,202      313  7.63%    5,973      245  8.20%
  Securities
    Taxable           169,208    3,738  4.42%  176,437    4,061  4.60%
    Tax-exempt         48,454    1,651  6.81%   40,262    1,429  7.10%
   Interest bearing
    deposits
    other banks
    and Federal funds
    sold                3,491       64  3.67%    6,013       91  3.03%
                 ------------- -------- ----- --------- -------- -----
Total interest
 earning assets       768,693   22,618  5.88%  662,218   20,856  6.30%

Noninterest
 earning assets
  Cash & due from
   banks               12,005                    8,565
  Premises &
   equipment           19,432                   12,585
  Other assets         18,752                   20,988
  Allowance for
   loan losses         (4,810)                  (4,163)
                 -------------                ---------
    Total assets     $814,072                 $700,193
                 =============                =========

 LIABILITIES AND SHAREHOLDERS'
  EQUITY

Liabilities
Interest bearing liabilities
  Interest bearing
   demand deposits   $117,539     $531  0.90%  $97,793     $427  0.87%
  Savings deposits     48,390      111  0.46%   46,465      145  0.62%
  Time deposits       305,785    4,162  2.72%  277,417    4,570  3.29%
  Short-term
   borrowings          58,283      375  1.29%   21,922      173  1.58%
  Long-term
   borrowings and
   subordinated
   debentures         168,336    3,386  4.02%  153,093    3,616  4.72%
                 ------------- -------- ----- --------- -------- -----
                      698,333    8,565  2.45%  596,690    8,931  2.99%
Noninterest bearing
 liabilities
  Demand deposits      51,059                   44,581
  Other liabilities     5,461                    5,201
                 -------------                ---------
    Total
     liabilities      754,853                  646,472

Shareholders'
 equity                59,219                   53,721
                 -------------                ---------
  Total liabilities
   and shareholders'
     equity          $814,072                 $700,193
                 =============                =========

NET INTEREST
 EARNINGS                      $14,053                  $11,925
                               ========                 ========

NET INTEREST YIELD ON EARNING
 ASSETS                                 3.66%                    3.60%
                                        =====                    =====

    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552
             rtissue@SummitFGI.com